   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 9, 1996
                          REGISTRATION NO. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                               CYTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

                              -------------------

               Delaware                                    33-0245076
     (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                 Identification Number)

        3525 John Hopkins Court
         San Diego, California                                92121
Address of principal executive offices)                    (Zip code)

                              -------------------

                                1989 STOCK PLAN
                 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                           (Full title of the plans)

                              -------------------

                                 Karin Eastham
                 Vice President, Finance and Administration and
                            Chief Financial Officer
                               CYTEL CORPORATION
                            3525 John Hopkins Court
                          San Diego, California 92121
                    (Name and address of agent for service)

                                 (619) 552-3000
         (Telephone number, including area code, of agent for service)

                              -------------------

                                   Copies to:

                            Frederick T. Muto, Esq.
                             COOLEY GODWARD CASTRO
                               HUDDLESON & TATUM
                        4365 Executive Drive, Suite 1100
                          San Diego, California 92121
                                 (619) 550-6000

                              -------------------

                        CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                                                    PROPOSED           PROPOSED
                                                                                     MAXIMUM           MAXIMUM
     TITLE OF SECURITIES                     AMOUNT TO         OFFERING PRICE      AGGREGATE           AMOUNT OF
       TO BE REGISTERED                    BE REGISTERED        PER SHARE (2)   OFFERING PRICE(2)   REGISTRATION FEE
- ---------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value             1,500,000 shares(1)         $2.81          $4,215,000         $1,453.45
=====================================================================================================================

(1) Represents the additional number of shares authorized for issuance on a combined basis under both the 1989 Stock Plan and the 1994 Non-Employee Directors' Stock Option Plan.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1). The price per share and the aggregate offering price are calculated on the basis of the high and low sales prices of Registrant's Common Stock on September 4, 1996 as reported on the Nasdaq National Market.
- --------------------------------------------------------------------------------
        Approximate date of commencement of proposed sale to the public:
  As soon as practicable after this Registration Statement becomes effective.

 INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENTS ON FORM S-8


         The contents of Registration Statements on Form S-8 Nos. 33-44335, 33-69350 and 33-81236 filed with the Securities and Exchange Commission on December 4, 1991, September 24, 1993 and July 7, 1994, respectively, are incorporated by reference herein.

ITEM 8.  EXHIBITS.


Exhibit No.    Description
    4.1        Amended and Restated Certificate of Incorporation of the Registrant, as amended. (1)

    4.2        Bylaws of the Registrant. (1)

    4.3        Specimen stock certificate. (2)

    5.1        Opinion of Cooley Godward Castro Huddleson & Tatum.

   23.1        Consent of Ernst & Young LLP, Independent Auditors.

   23.2        Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5.1 to this Registration Statement.

   24.1        Power of Attorney is contained on the signature page.

   99.1        1989 Stock Plan, as amended March 15, 1996. (3)

   99.2        1994 Non-Employee Directors' Stock Option Plan. (3)

________________

(1) Filed as an exhibit to the Registrant's Form S-3 Registration Statement (No. 33-96000), filed on August 18, 1995, and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Form S-1 Registration Statement (No. 33-43356) or amendments thereto and incorporated herein by reference.

(3) Filed as an exhibit to the Annual Report on Form 10-K, for the fiscal year ended December 31, 1995, filed with the Securities and Exchange Commission on March 25, 1996, and incorporated herein by reference.

                                   SIGNATURES

       THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on September 6, 1996.

                                               CYTEL CORPORATION

                                       By: /s/  VIRGIL D. THOMPSON
                                          -------------------------------------
                                                Virgil D. Thompson
                                          President and Chief Executive Officer
                                               (Principal Executive Officer)

                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Virgil Thompson and Karin Eastham, and each of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Virgil D. Thompson                      President, Chief Financial                 September 6, 1996
- -------------------------------             Officer and Director (Principal
    Virgil D. Thompson                      Executive Officer)

/s/ Karin Eastham                           Vice President, Finance and                September 6, 1996
- -------------------------------             Administration and Chief
    Karin Eastham                           Financial Officer (Principal
                                            Financial and Accounting Officer)

/s/ Howard E. Greene, Jr.                   Chairman of the Board and                  September 6, 1996
- -------------------------------             Director
Howard E. Greene, Jr.

/s/ David L. Anderson                       Director                                   September 6, 1996
- -------------------------------
    David L. Anderson

/s/ William T. Comer                        Director                                   September 6, 1996
- -------------------------------
    William T. Comer, Ph.D.

/s/ James C. Paulson                        Vice President, Immune                     September 6, 1996
- -------------------------------             Suppression and Glycotechnology
    James C. Paulson, Ph.D.                 and Director


/s/ Robert L. Roe, M.D.                     Executive Vice President, Chief            September 6, 1996
- -------------------------------             Operating Officer and Director
    Robert L. Roe, M.D.

/s/ Harvey S. Sadow                         Director                                   September 6, 1996
- -------------------------------
    Harvey S. Sadow, Ph.D

/s/ Nicole Vitullo                          Director                                   September 6, 1996
- -------------------------------
    Nicole Vitullo

                                 EXHIBIT INDEX

                                                                                            SEQUENTIAL
EXHIBIT NO.                                 DESCRIPTION                                       PAGE NO.
- ----------                                  -----------                                       -------
4.1              Registrant's Amended and Restated Certificate of Incorporation,
                 as amended. (1)                                                                  *
4.2              Registrant's Amended By-laws. (1)                                                *
4.3              Specimen Stock Certificate. (2)                                                  *
5.1              Opinion of Cooley Godward Castro Huddleson & Tatum.
23.1             Consent of Ernst & Young LLP, Independent Auditors.
23.2             Consent of Cooley Godward Castro Huddleson & Tatum.                              *
                 Reference is made to Exhibit 5.1.
24.1             Power of Attorney.  Reference is made to page 3.                                 *
99.1             1989 Stock Plan, as amended March 15, 1996. (3)                                  *
99.2             1994 Non-Employee Directors' Stock Option Plan. (3)                              *

_________________

(1) Filed as an exhibit to the Registrant's Form S-3 Registration Statement (No. 33-96000), filed on August 18, 1995, and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant's Form S-1 Registration Statement (No. 33-43356) or amendments thereto and incorporated herein by reference.

(3) Filed as an exhibit to the Annual Report on Form 10-K, for the fiscal year ended December 31, 1995, filed with the Securities and Exchange Commission on March 25, 1996, and incorporated herein by reference.





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